Exhibit 10.9

Execution Version

AMENDMENT NO. 1 TO Delayed Draw Term Loan

and Guaranty Agreement and waiver

This AMENDMENT NO. 1 TO DELAYED DRAW TERM LOAN AND GUARANTY AGREEMENT AND WAIVER (this “Amendment”), dated as of February 1, 2022, is entered into by and among OPAL FUELS INTERMEDIATE HOLDCO LLC, a Delaware limited liability company (the “Borrower”), certain subsidiaries of the Borrower party hereto as guarantors (the “Guarantors” and collectively with the Borrower, the “Obligors”), each Lender (defined below) under the DDTL Agreement (defined below) that is a party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and certain banks and other financial institutions (the “Lenders”) are parties to that certain Delayed Draw Term Loan and Guaranty Agreement, dated as of October 22, 2021 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “DDTL Agreement” and the DDTL Agreement prior to giving effect to this Amendment being referred to as the “Existing DDTL Agreement”), pursuant to which the Lenders have extended a term loan facility to the Borrower;

WHEREAS, on January 1, 2022 the $15,000,000 of Term A-1 Commitments that had not been drawn as of December 31, 2021 were terminated in accordance with Section 2.14(b)(i) of the Existing DDTL Agreement (the “Undrawn Term A-1 Commitments”);

WHEREAS, the Borrower has informed the Administrative Agent that the Borrower desires that the Lenders (a) renew the Undrawn Term A-1 Commitments in the amount of $15,000,000 and (b) extend the deadline set forth in clause (a) of the definition of “Term A-1 Commitment Period Termination Date” with respect to the Undrawn Term A-1 Commitments from December 31, 2021 to the date hereof (such renewal of the Undrawn Term A-1 Commitments and extension of the Term A-1 Commitment Period Termination Date with respect thereto, the “Undrawn Term A-1 Commitment Extension”);

WHEREAS, the Borrower has also requested that the Lenders waive any Default or Event of Default resulting from the Borrower’s failure to maintain Liquidity as required pursuant to Section 6.25 of the DDTL Agreement from January 1, 2022 through and including (but not after) the Amendment Effective Date (defined below) (the “Liquidity Default”, and the waiver of the Liquidity Default together with the Extended Commitments, the “Transactions”);

WHEREAS, applicable parties under the Existing DDTL Agreement have determined in accordance with the Existing DDTL Agreement that LIBOR and the Eurodollar Rate should be replaced with a successor rate in accordance with the Existing DDTL Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable, and the parties hereto are willing, subject to the terms and conditions set forth herein, to amend the Existing DDTL Agreement in connection therewith;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Existing DDTL Agreement.

2. Renewal of Undrawn Term A-1 Commitments. The Undrawn Term A-1 Commitments are hereby renewed and provided by the Lenders as of the date hereof (but prior to the RBC Assignment (as defined below)), in the amounts set forth on Annex I hereto (the “Renewed Term A-1 Commitments”). In connection therewith, as of the Amendment Effective Date (but prior to the RBC Assignment), the Applicable Percentage of each Lender with respect to the Term A-1 Facility will include the Renewed Term A-1 Commitments, and the Term A-1 Commitment of each Lender under the DDTL Agreement will reflect the Renewed Term A-1 Commitments.

3. Amendments to Existing DDTL Agreement. The Existing DDTL Agreement is amended (a) to make the changes set forth in the attached Annex II, consisting of changed pages to the Existing DDTL Agreement with deletions displayed as ~~red strike through deletions~~ and insertions displayed as blue double-underlined insertions) and (b) to replace Exhibit B in the Existing DDTL Agreement with a new Exhibit B in the form set forth in the attached Annex III. For the avoidance of doubt, the Renewed Term A-1 Commitments will be available to the Borrower in a single drawing on the Amendment Effective Date, immediately after the effectiveness of this Amendment and the RBC Assignment.

4. Waiver. Effective as of the date hereof and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Administrative Agent and the Lenders hereby waive the Liquidity Default to the extent occurring at any time from and including January 1, 2022 through and including (but not after) the date hereof. The waiver set forth in the preceding sentence is limited to the extent specifically set forth in such sentence and shall in no way serve to waive future compliance with any other terms, covenants or provisions of the DDTL Agreement or any other Loan Document, or any obligations of the Borrower or any other Obligor, other than as expressly set forth above.

5. Representations and Warranties. The Borrower and each of the other Obligors, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the execution, delivery and performance by each such Obligor of this Amendment, (i) has been duly authorized by all requisite corporate, limited liability company, partnership or other applicable organizational action of the Parent or the relevant Obligor, (b) does not require the consent or approval of any stockholders, members, partners or other holders of any Capital Stock of the Parent or any Obligor or, if so, such consent or approval has been obtained and (c) will not (i) violate any Requirement of Law applicable to it, (ii) violate or constitute (with due notice or lapse of time or both) a breach of or a default under any Contractual Obligation under any Material Contract of the Parent or any Obligor or which would otherwise reasonably be expected to result in a Material Adverse Effect, (iii) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Parent or any Obligor (other than Permitted Liens), or (iv) require any authorization, consent, approval, license, ruling, permit, tariff, rate, certification, exemption, or filing or registration by or with any Governmental Authority or any consent or approval of any other Person, except such filings related to the perfection of Liens granted pursuant to the Security Documents;

(b) this Amendment has been duly executed and delivered by such Obligor, and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors’ rights generally at the time in effect and except as specific performance and rights of acceleration may be subject to equitable principles of general applicability; and

(c) the representations and warranties of each Obligor contained in Article 4 of the DDTL Agreement and in each other Loan Document are true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall be true and correct in all respects) on and as of the date hereof, after giving effect to the Transactions and this Amendment (including the waiver of the Liquidity Default in Section 4 hereof), with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents.

6. Effectiveness; Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Amendment Effective Date”):

(a) the Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, each of the following documents or instruments:

(i) counterparts of this Amendment, duly executed by each Obligor, the Administrative Agent and each Lender;

(ii) customary secretary’s certificates for each Obligor, certifying to and attaching (A) copies of the organizational documents, certified (to the extent applicable) as of a recent date by the appropriate Governmental Authority (or certification that such organizational documents have not been altered, amended, revoked or otherwise modified since the last delivery thereof to the Administrative Agent and the Lenders), (B) copies of resolutions approving the amendments provided herein and the other Transactions and authorizing the execution, delivery and performance of this Amendment, (C) copies of certificates of good standing, existence or the like as of a recent date from the appropriate Governmental Authority of its jurisdiction of formation or organization and (D) incumbency certificates, in each case, for each of the Obligors and certified by a Responsible Officer of each such Obligor in form and substance reasonably satisfactory to the Administrative Agent;

(iii) a certificate of a Responsible Officer of the Borrower stating that: (A) all of the representations and warranties in the Loan Documents (after giving effect to this Amendment) are true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of the Amendment Effective Date (except to the extent such representations and warranties relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date) and (B) no default or event of default under the Loan Documents shall have occurred and be continuing, or would result from this Amendment or the related extensions of credit; and

(iv) a Notice of Borrowing with respect to the Advance of the Renewed Term A-1 Commitments to be funded as Term A-1 Loans on the Amendment Effective Date as provided below, which such Notice of Borrowing shall be for a Base Rate Loan;

(b) each of the representations and warranties set forth in Section 5 above is true and correct in all material respects (or, with respect to any such representation or warranty qualified by a materiality or Material Adverse Effect standard, in all respects (taking into account such materiality or Material Adverse Effect standard));

(c) since December 31, 2020, (i) there has been no material adverse change in the financial condition, operations or business of any Obligor or any other Subsidiary from that set forth in the financial statements referenced in Section 4.5(a) of the Existing DDTL Agreement as at each applicable date and (ii) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect;

(d) after giving effect to this Amendment, as of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;

(e) the Administrative Agent shall have received confirmation that all fees payable under this Amendment and under the DDTL Agreement, and all reasonable out-of-pocket fees and expenses required to be paid on or before the Amendment Effective Date, have been, or will be, paid on the Amendment Effective Date, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent;

(f) substantially simultaneously with the Amendment Effective Date, each of the Lenders shall make an assignment of its ratable share of the Term A-1 Facility (including both Term A-1 Loans and undrawn Term A-1 Commitments (as increased by the Renewed Term A-1 Commitments)) in the aggregate amount of $15,000,000 to Royal Bank of Canada, and the Assignment and Assumption (such assignment and the related Assignment and Assumption, the “RBC Assignment”) and any other necessary documentation for such assignment shall have been executed and delivered by all applicable parties prior to, and as a condition precedent to the occurrence of, the Amendment Effective Date; provided that such assignment shall be deemed to be, and shall become, effective immediately after the Amendment Effective Date and immediately prior to the funding of the Renewed Term A-1 Commitments as set forth in the succeeding clause (g); and

(g) substantially simultaneously with the Amendment Effective Date, and immediately after the effectiveness of this Amendment and the assignment provided in the preceding clause (f), each of the Lenders shall fund its Applicable Percentage of the Renewed Term A-1 Commitments pursuant to the Notice of Borrowing delivered in connection therewith.

The RBC Assignment and the funding of the assignments therein, the funding of the Renewed Term A-1 Commitments on the Amendment Effective Date immediately after the RBC Assignment, and the payment of fees to Royal Bank of Canada in connection with the RBC Assignment as separately agreed among the Administrative Agent and the Lenders, shall all be effectuated in a manner and pursuant to instructions (including a funds flow, if applicable) provided by the Administrative Agent to the Borrower and the Lenders prior to the Amendment Effective Date so that, after giving effect thereto, the Lenders (including Royal Bank of Canada) hold the Term A-1 Loans ratably in accordance with their Applicable Percentages of the Term A-1 Facility after giving effect to this Amendment, the RBC Assignment and such funding. On the Amendment Effective Date, all outstanding Term A-1 Loans will be automatically converted (and this Amendment shall be deemed to be the Borrower’s request therefor in lieu of any Notice of Borrowing with respect to such conversion) to Base Rate Loans, without breakage or any other additional amounts required pursuant to Section 3.3 of the Existing DDTL Agreement (and which such Loans may subsequently be converted to Term SOFR Loans in accordance with the DDTL Agreement).

For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, as applicable, unless the Administrative Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

7. Consent and Confirmation of the Guarantors. Each of the Guarantors party hereto hereby consents, acknowledges and agrees to the amendments and waivers set forth herein, and hereby confirms and ratifies in all respects the DDTL Agreement, the Security Documents and each other Loan Document to which such Guarantors are a party (including without limitation the continuation of each such Obligor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments and waivers contemplated hereby) and the enforceability of such Security Documents and other Loan Documents against each such Guarantor in accordance with their respective terms and the inclusion of all principal, interest and fees in respect of each of the Facilities (including with respect to the Renewed Term A-1 Commitments and any Term A-1 Loans made as an Advance thereof) as “Obligations” under the DDTL Agreement.

8. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the DDTL Agreement and each other Loan Document are and shall remain in full force and effect. All references in any Loan Document to the “DDTL Agreement” or “this Agreement” (or similar terms intended to reference the DDTL Agreement) shall henceforth refer to the DDTL Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” under and as defined in the DDTL Agreement and shall be deemed incorporated into, and a part of, the DDTL Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Lenders and each of their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.7 of the DDTL Agreement.

(c) This AMENDMENT and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AMENDMENT and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW YORK and shall be further SUBJECT TO THE PROVISIONS OF SECTIONS 10.9, 10.10 AND 10.11 OF THE DDTL AGREEMENT RELATING TO GOVERNING LAW, JUDICIAL PROCEEDINGS AND WAIVER OF JURY TRIAL, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this Amendment by telecopier or facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor and/or any Lender without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.

(e) This Amendment, together with all the Loan Documents and the letters executed in connection with this Amendment (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.3 of the DDTL Agreement. This Amendment shall become effective upon satisfaction of the conditions set forth in Section 6 hereof.

(f) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 10.2 of the DDTL Agreement, all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

OPAL FUELS INTERMEDIATE HOLDCO LLC,
a Delaware limited liability company

	By:	/s/ Ann Anthony
	Name:	Ann Anthony
	Title:	Chief Financial Officer

Guarantors:	OPAL FUELS LLC,
a Delaware limited liability company

	By:	/s/ Ann Anthony
	Name:	Ann Anthony
	Title:	Chief Financial Officer

TRUSTAR ENERGY LLC,
a Delaware limited liability company

	By:	/s/ Ann Anthony
	Name:	Ann Anthony
	Title:	Chief Financial Officer

BEACON HOLDCO LLC,
a Delaware limited liability company

	By:	/s/ Ann Anthony
	Name:	Ann Anthony
	Title:	Chief Financial Officer

OPAL ENVIRONMENTAL CREDIT MARKETING LLC,
a Delaware limited liability company

	By:	/s/ Ann Anthony
	Name:	Ann Anthony
	Title:	Chief Financial Officer

Signature Page

Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement

Opal Fuels Intermediate Holdco

OPAL FUEL SERVICES LLC,
a Delaware limited liability company

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer

BEACON RNG LLC,
a Delaware limited liability company

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer

Beacon rng acquisition llc,
a Delaware limited liability company

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer

BEACON LANDFILL GAS HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer

GREENTREE LANDFILL GAS COMPANY, LLC, a Pennsylvania limited liability company

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer

IMPERIAL LANDFILL GAS COMPANY, LLC,
a Pennsylvania limited liability company

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer

Signature Page

Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement

Opal Fuels Intermediate Holdco

OPAL STATION HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer

OPAL DISPENSING LLC,
a Delaware limited liability company

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer

OPAL STATION SERVICES LLC,
a Delaware limited liability company

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer

Signature Page

Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement

Opal Fuels Intermediate Holdco

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Teresa Weirath
	Name:	Teresa Weirath
	Title:	Vice President

Signature Page

Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement

Opal Fuels Intermediate Holdco

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Dee Dee Farkas
	Name:	Dee Dee Farkas
	Title:	Managing Director

Signature Page

Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement

Opal Fuels Intermediate Holdco

CUSTOMERS BANK

By:	/s/ Eugene Kennedy
Name:	Eugene Kennedy
Title:	Managing Director

Signature Page

Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement

Opal Fuels Intermediate Holdco

CITIBANK, N.A.

By:	/s/ Derrick Lenz
Name:	Derrick Lenz
Title:	Vice President / Director

Signature Page

Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement

Opal Fuels Intermediate Holdco

BARCLAYS BANK PLC

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

Signature Page

Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement

Opal Fuels Intermediate Holdco

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Nawshaer Safi
Name:	Nawshaer Safi
Title:	Authorized Signatory

Signature Page

Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement

Opal Fuels Intermediate Holdco

Annex I

(to Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement and Waiver)

RENEWED TERM A-1 COMMITMENTS

Lender	Term A-1 Commitment	Term A-1 Commitment Applicable Percentage
Bank of America, N.A.	$3,000,000.00	20.000000000%
Customers Bank	$4,200,000.00	28.000000000%
Barclays Bank PLC	$3,000,000.00	20.000000000%
Citibank, N.A.	$3,000,000.00	20.000000000%
Credit Suisse AG, Cayman Islands Branch	$1,800,000.00	12.000000000%
Total:	$15,000,000.00	100.000000000%

Annex II

(to Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement and Waiver)

[Changed pages redline of DDTL Agreement attached.]

EXHIBIT B

Annex III

(to Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement and Waiver)

FORM OF NOTICE OF BORROWING

Date: ___________, _____1

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Delayed Draw Term Loan and Guaranty Agreement, dated as of October 22, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Opal Fuels Intermediate HoldCo LLC, a Delaware limited liability company (the “Borrower”), the Guarantors named therein, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned hereby requests (select one):

[Term A-1 Facility] [Term A-2 Facility]

Indicate: Borrowing or Conversion or Continuation	Indicate: Requested Amount	Indicate: Requested Borrowing Date (a Business Day)	Indicate: Base Rate Loan or Term SOFR Loan	Indicate (for Advance or continuation of, or conversion to, Term SOFR Loan): Interest Period (e.g. 1, 3 or 6 month interest period)
●	●	●	●	●
●	●	●	●	●
●	●	●	●	●

The Borrowing, if any, requested herein complies with the relevant provisos in Section 2.1 of the Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

1 Note to Borrower. All requests submitted under a single Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Loan Notices will need to be prepared and signed.

B-1

Form of Notice of Borrowing

OPAL FUELS INTERMEDIATE HOLDCO LLC

By:
Name:
Title:

B-2

Form of Notice of Borrowing